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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 27, 1998



                            PALM HARBOR HOMES, INC.
             (Exact name of Registrant as specified in its Charter)


          FLORIDA                            0-26188                       59-1036634
(State or other jurisdiction of      (Commission file number)           (I.R.S. Employer
incorporation or organization)                                       Identification Number)


              15303 Dallas Parkway, Suite 800, Dallas, Texas 75248 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 991-2422



                                 Not applicable
         (Former name or former address, if changed since last report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On March 27, 1998, Palm Harbor Homes, Inc., a Florida corporation (the "Company") purchased all of the outstanding stock of Cannon Manufactured Housing Group, Inc. ("CMH"), Cannon Mobile Homes, Inc. ("CMHI"), Pleasant Valley Mobile Homes, Inc. ("PVM"), Countryside Mobile Homes, Inc. ("CMH II"), Cumberland Homes, Inc. ("CHI"), All Star Mobile Homes, Inc. ("ASMH"), and First Home Mortgage Corporation ("FHM, and together with CMH, CMHI, PVM, CMH II, CHI and ASMH shall be referred to herein collectively as the "Cannon Companies"). The Cannon Companies are Georgia-based retailers of manufactured homes with 18 locations. The stock in the Cannon Companies was purchased pursuant to a Stock Purchase Agreement dated February 9, 1998 and amended March 7, 1998, by and among the Cannon Companies and Thomas G. Cannon ("T. Cannon"), Dale F. Cannon ("D. Cannon"), Jack H. Coffey ("Coffey"), John G. Blake ("Blake"), Todd R. Cannon ("T.R. Cannon") and the Estate of Grover R. Cannon (the "Estate," and together with T. Cannon, D. Cannon, Coffey, Blake and T.R. Cannon shall be referred to herein collectively as the "Selling Shareholders"). The Stock Purchase Agreement and Amendment No. 1 thereto are attached hereto as Exhibits
2.1 and 2.2.

          In consideration of the merger and the cancellation of the outstanding shares of the Cannon Companies common stock, the Selling Shareholders received an aggregate of $26,757,215 and 157,975 shares of the Company's Common Stock. The Company has undertaken to file a registration statement registering the shares to be received by the Selling Shareholders within 30 days from the date of closing.

          Effective March 27, 1998, all of the Cannon Companies except First Home Mortgage Corporation were merged into the Company.

          The sources of funds for the cash portion of the acquisition are internal funds and the Company's line of credit with Chase Bank of Texas.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.

2.1 Stock Purchase Agreement dated February 9, 1998, by and among Palm Harbor Homes, Inc., Cannon Manufactured Housing Group, Inc., Cannon Mobile Homes, Inc., Pleasant Valley Mobile Homes, Inc., Countryside Mobile Homes, Inc., Cumberland Homes, Inc., First Home Mortgage Corporation, Thomas G. Cannon, Dale F. Cannon, Jack H. Coffey, John G. Blake, Todd R. Cannon and the Estate of Grover R. Cannon (Incorporated herein by reference from Exhibit 2.1 to Form 8-K of the Company dated February 9, 1998; File No. 000-24268)

2.2 Amendment Number One to Stock Purchase Agreement dated March 7, 1998, by and among Palm Harbor Homes, Inc., Cannon Manufactured Housing Group, Inc., Cannon Mobile Homes, Inc., Pleasant Valley Mobile Homes, Inc., Countryside Mobile Homes, Inc., Cumberland Homes, Inc., First Home Mortgage Corporation, Thomas G. Cannon, Dale F. Cannon, Jack H. Coffey, John G. Blake, Todd R. Cannon and the Estate of Grover R. Cannon
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 1998
                                        PALM HARBOR HOMES, INC.



                                        /s/ Kelly Tacke
                                        ------------------------------------
                                        Kelly Tacke, Vice President-Finance
                                        and Chief Financial Officer
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                               INDEX TO EXHIBITS



EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
2.1 Stock Purchase Agreement dated February 9, 1998, by and among Palm Harbor Homes, Inc., Cannon Manufactured Housing Group, Inc., Cannon Mobile Homes, Inc., Pleasant Valley Mobile Homes, Inc., Countryside Mobile Homes, Inc., Cumberland Homes, Inc., First Home Mortgage Corporation, Thomas G. Cannon, Dale F. Cannon, Jack H. Coffey, John G. Blake, Todd R. Cannon and the Estate of Grover R. Cannon (Incorporated herein by reference from Exhibit 2.1 to Form 8-K of the Company dated February 9, 1998; File No. 000-24268)

2.2 Amendment Number One to Stock Purchase Agreement dated March 7, 1998, by and among Palm Harbor Homes, Inc., Cannon Manufactured Housing Group, Inc., Cannon Mobile Homes, Inc., Pleasant Valley Mobile Homes, Inc., Countryside Mobile Homes, Inc., Cumberland Homes, Inc., First Home Mortgage Corporation, Thomas G. Cannon, Dale F. Cannon, Jack H. Coffey, John G. Blake, Todd R. Cannon and the Estate of Grover R. Cannon